UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 7, 2018
Date of Report
(Date of earliest event reported)

BLUCORA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6333 North State Highway 161, 6th Floor
Irving, Texas 75038
(Address of principal executive offices)
(972) 870-6000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 6, 2018, the Board of Directors (the “Board”) of Blucora, Inc. (the “Company”) approved and adopted, subject to stockholder approval, the Blucora, Inc. 2018 Long-Term Incentive Plan (the “2018 Plan”). The Board directed that the 2018 Plan be submitted to the Company’s stockholders for their approval at the 2018 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which was held on June 7, 2018.

As described under Item 5.07 of this Current Report on Form 8-K, the Company’s stockholders approved the 2018 Plan at the Annual Meeting. A description of the material terms of the 2018 Plan is set forth under the heading “Proposal 4: Approval of the Blucora, Inc. 2018 Long-Term Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 19, 2018 (the “Proxy Statement”), which such description is incorporated herein by reference. The description of the 2018 Plan is qualified in its entirety by reference to the full text of the 2018 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03.       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 7, 2018, the Company filed a Certificate of Amendment to the Company’s Restated Certificate of Incorporation with the Delaware Secretary of State (the “Certificate of Amendment”) that provides that the number of directors of the Company shall be fixed from time to time by the Board and must be between six and 15 directors. The Certificate of Amendment was approved by the Company’s stockholders at the Annual Meeting. The description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders

On June 7, 2018, the Company held the Annual Meeting. The results of the votes held at the Annual Meeting are set forth below. For more information on these proposals, see the Proxy Statement.

Proposal One: The stockholders elected each of the Company's nominated directors. The votes cast on Proposal One were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
John S. Clendening	40,597,562	281,793	8,085	3,133,520
Lance G. Dunn	40,599,029	279,753	8,658	3,133,520
H. McIntyre Gardner	39,824,503	1,034,286	28,651	3,133,520

Proposal Two: The stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2018. The votes cast on Proposal Two were as follows:

For	Against	Abstain
43,977,931	31,360	11,669

Proposal Three: The stockholders approved, on an advisory basis, the compensation of the Company's Named Executive Officers, as disclosed in the Proxy Statement for the Annual Meeting. The votes cast on Proposal Three were as follows:

For	Against	Abstain	Broker Non-Votes
39,913,089	935,735	38,616	3,133,520

Proposal Four: The stockholders approved the 2018 Plan. The votes cast on Proposal Four were as follows:

For	Against	Abstain	Broker Non-Votes
35,663,344	5,214,813	9,283	3,133,520

Proposal Five: The stockholders approved the Certificate of Amendment to provide that the number of directors of the Company shall be fixed from time to time by the Board and must be between six and 15 directors. The votes cast on Proposal Five were as follows:

For	Against	Abstain	Broker Non-Votes
40,851,907	27,205	8,328	3,133,520

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Exhibit Description	Form	Date of First Filing	Exhibit Number	Filed Herewith
3.1	Certificate of Amendment No. 2 to the Restated Certificate of Incorporation of Blucora, Inc.				X
10.1	Blucora, Inc. 2018 Long-Term Incentive Plan	DEF 14A	April 19, 2018	Appendix A
99.1	Certificate of Amendment to the Restated Certificate of Incorporation of Blucora, Inc., marked to show changes	DEF 14A	April 19, 2018	Appendix B

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 8, 2018

BLUCORA, INC.

By: /s/ Ann J. Bruder
Ann J. Bruder
Chief Legal Officer and Secretary